UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2008
Date of Report (Date of earliest event reported)

BODYTEL SCIENTIFIC INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51633	98-0461698
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

One Independent Drive, Suite 1701, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904.305.8634
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On April 11, 2008, BodyTel Scientific Inc. (the “Company”) presented a powerpoint slideshow at a conference in New York. The powerpoint slideshow is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits

Exhibit 99.1	Powerpoint slideshow of BodyTel Scientific Inc.
Exhibit 99.1	Powerpoint slideshow of BodyTel Scientific Inc. - PDF Version

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODYTEL SCIENTIFIC INC.
Date: April 11, 2008
	By:	/s/ Stefan Schraps
STEFAN SCHRAPS, PRESIDENT